                                                                    EXHIBIT 10.4


                                AMENDMENT (NO.1)
                           TO THE EMPLOYMENT AGREEMENT
                           ---------------------------

         Amendment (No. 1), dated as of September 15, 1998, to the EMPLOYMENT AGREEMENT, dated as of February 27, 1998 (the "Agreement"), by and among Integrated Technology Holdings Corp., a Delaware corporation (the "Company"), and Gideon Vaisman, an individual residing at 22 Woodland Drive, Tenafly, New Jersey 07670 (the "Employee").

         WHEREAS, the Company and the Employee have determined that it is in the best interest of the parties, and in furtherance of their purposes, to amend the Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and agreements hereinafter contained, the parties hereto agree as follows:

         1. Section 5(c)(iv) of the Agreement is deleted in its entirety.

         2. The Agreement is amended by deleting the second paragraph of Section 7 in its entirety and replacing it with the following paragraph:

         "Notwithstanding anything in this Agreement to the contrary, (a) in the event that it is determined as set forth in Section 2.03 of the Purchase Agreement, or otherwise agreed to by Kellstrom that Kellstrom is required to pay to the Company the Additional Payments (as defined in Schedule 2.03(a) to the Purchase Agreement), and Kellstrom is in default of such payments, or (b) if Employee leaves the employ of the Company for good reason (as defined in Section 5(d) of this Agreement), the non-competition provisions set forth herein shall terminate."

         1. Except as amended herein, the Agreement shall remain in full force and effect.

         3. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         4. This Amendment shall be governed by and construed in accordance with the laws of the State of Florida.

         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date set forth above.

                                        INTEGRATED TECHNOLOGY HOLDINGS
                                          CORP.


                                        By: /s/ Zivi R. Nedivi
                                           ----------------------------
                                            Zivi R. Nedivi
                                            President



                                          /s/ Gideon Vaisman
                                        -------------------------------
                                        GIDEON VAISMAN

































                                      -2-